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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): JANUARY 22, 2004





                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                         1-10235               36-3555336
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)




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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

           On January 22, 2004, IDEX Corporation issued a press release announcing financial results for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 IDEX CORPORATION


                                                 /s/ WAYNE P. SAYATOVIC
                                                 -------------------------------
                                                 Wayne P. Sayatovic
                                                 Senior Vice President--Finance,
                                                 and Chief Financial Officer

January 22, 2004






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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
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99.1              Fourth quarter 2003 earnings release dated January 22, 2004